UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 13, 2020

SUNCOKE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35243	90-0640593
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1011 Warrenville Road, Suite 600 Lisle, Illinois	60532
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (630) 824-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SXC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    On December 13, 2020, John W. Rowe announced his intention to resign from the Board of Directors (the “Board”) of SunCoke Energy, Inc. (the “Company”), effective as of December 31, 2020, to focus on his other personal and professional commitments. Mr. Rowe’s resignation does not arise from any disagreement with the Company, or its management, on any matter relating to the Company’s operations, policies or practices, or regarding the general direction of the Company.

The Board has named Arthur F. Anton to replace Mr. Rowe as the Company’s non-executive Chairman, effective January 1, 2021. Mr. Anton has significant domestic and international manufacturing and distribution experience, including significant experience in the steel industry. During the course of his career, Mr. Anton has held various senior positions at The Swagelok Company (a large fluid systems technology company), most recently as Chairman of the board from September 2017 to December 2019, and as Chief Executive Officer from 2004 to 2017. Prior to joining Swagelok in 1998, Mr. Anton was a Partner at Ernst & Young LLP, where he consulted with companies in manufacturing, energy, service, and other industries. He currently serves as a director on the boards of Olympic Steel (a leading U.S. metals service center), where he is the Lead Independent Director and a member of both the Audit and Compliance Committee, and the Compensation Committee; The Sherwin-Williams Company (a major paint coatings manufacturer), where he serves as Chair of the Audit Committee; and Diebold Nixdorf, Incorporated (a leading manufacturer of automated teller, calculating, and accounting machinery), where he serves as Chair of the Finance Committee and member of the Audit Committee. Mr. Anton is also Chairman of the University Hospitals Health System in the Cleveland, Ohio area.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNCOKE ENERGY, INC.

By:	/s/ Fay West
Fay West
Senior Vice President and
Chief Financial Officer

Date: December 14, 2020